Supplement dated June 2, 2014
to the Prospectuses of the following funds:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Large Core Quantitative Fund	05/01/2014
Columbia Variable Portfolio - Core Equity Fund	05/01/2014
Effective July 18, 2014, Oliver Buckley will no longer be managing the Funds due to his retirement from Columbia Management Investment Advisers, LLC, the Funds’ investment manager. Effective that date, all references to Mr. Buckley contained in the Funds’ Prospectuses are deleted.
Shareholders should retain this Supplement for future reference.
S-6347-7 A (6/14)